                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)
                                 August 19, 2002

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                                   51-0310342
----------------------------------------------                ---------------------------------
(State or other Jurisdiction of Incorporation)                (IRS Employer Identification No.)


                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On August 19, 2002 Affiliated Computer Services, Inc. ("ACS") announced that Mark King, who has served as ACS' Chief Operating Officer since March 2001, is being promoted to President and Chief Operating Officer. Mr. King will continue to report to Jeffrey A. Rich, Chief Executive Officer.


ITEM 7. EXHIBITS:


Exhibit No.                Description
-----------                -----------
99.1                       Affiliated Computer Services, Inc. Press Release
                           dated August 19, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 21, 2002

                                          Affiliated Computer Services, Inc.

                                          By:      /s/ Warren Edwards
                                             -----------------------------------
                                             Warren Edwards
                                             Executive Vice President and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------
99.1                    Affiliated Computer Services, Inc. Press Release dated
                        August 21, 2002





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